SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Alternative Asset Allocation VIP

The following changes are effective on or about July 12, 2013:

QS Investors, LLC (”QS Investors”) will no longer serve as subadvisor to the fund. All references to QS Investors are hereby deleted.

All disclosure and references in the fund’s prospectuses to the ”Global Tactical Asset Allocation Overlay Strategy,” ”GTAA,” ”GTAA strategy” or ”GTAA risk” are hereby deleted.

The following information replaces similar disclosure contained under the ”PRINCIPAL INVESTMENT STRATEGY” section within the summary prospectuses:

Main investments. The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. Investments may be made in other DWS funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc., the fund’s investment advisor, or one of its affiliates), or directly in the securities and derivative instruments in which such DWS fund could invest. The fund may also invest in securities of unaffiliated ETFs to gain a desired economic exposure to a particular asset category that is not available through a DWS fund (DWS funds and unaffiliated ETFs are collectively referred to as ”underlying funds”). The fund’s allocations among direct investments and other DWS funds may vary over time. In addition to the fund’s main investment strategy, portfolio management seeks to enhance returns by employing the currency and interest rate overlay strategies described below.

Management process. Portfolio management utilizes a strategic asset allocation process to determine the non-traditional or alternative asset categories and investment strategies that should be represented in the fund’s portfolio. Such asset categories and investment strategies may include: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure, emerging markets and other alternative strategies. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes.

The following disclosure is added as a sub-section under the ”PRINCIPAL INVESTMENT STRATEGY” section within the summary prospectuses:

Currency and interest rate strategies. In addition to the fund’s main investment strategy, portfolio management may seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging market currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies may be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management will use a ”relative value” analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management will use multi-year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management will use a ”fair value” analysis, seeking to systematically buy ”undervalued” currencies and sell ”overvalued” currencies.

Portfolio management also may seek to enhance returns by employing a rules-based methodology to identify interest rate trends across developed markets using derivatives, in particular buying and selling interest rate futures contracts. In implementing this strategy, portfolio management may utilize a proprietary rules-based interest rate futures index that measures the performance of the long/short allocations to a basket of six equally weighted interest rate futures indices: Australia, U.S., Japan, Switzerland, U.K., and Euro. Portfolio management applies the methodology to determine which interest rate futures from the most liquid currencies are trending positively or negatively, and purchases or sells interest rate futures accordingly.

The notional amount of the fund’s aggregate currency and interest rate exposure resulting from these strategies may significantly exceed the net assets of the fund (and at times may exceed two times the fund’s net assets).

April 25, 2013 PROSTKR-222

The following replaces similar disclosure contained under the ”PRINCIPAL INVESTMENT STRATEGY” section of the summary prospectuses:

Derivatives. Outside of the currency and interest rate strategies, the fund and the underlying funds in which the fund invests, may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The following disclosure is added under the ”MAIN RISKS” section of the summary prospectuses:

Interest rate strategies risk. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant, possibly exceeding the amounts invested in the futures contracts. The risk of loss is heightened during periods of rapid rises in interest rates.

The following information replaces the existing disclosure under the ”MANAGEMENT” section of the summary prospectuses:

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Subadvisor

RREEF America L.L.C.

Portfolio Manager(s)
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Darwei Kung, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Please Retain This Supplement for Future Reference

April 25, 2013
PROSTKR-222

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